EXHIBIT 10.1

                                 TURBOWORX, INC.
                                 2000 STOCK PLAN

                                September 1, 2000

SECTION 1.        PURPOSE.

         The purpose of the 2000 Stock Plan (the "Plan") is to secure for TurboWorx, Inc., (the "Company"), its parent (if any) and any subsidiaries of the Company (collectively the "Related Corporations") the benefits arising from capital stock ownership by those employees, directors, officers and consultants of the Company and any Related Corporations who will be responsible for the Company's future growth and continued success.

         The Plan will provide a means whereby (a) employees of the Company and any Related Corporations may purchase stock in the Company pursuant to options which qualify as "incentive stock options" ("Incentive Stock Options") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) directors, employees and consultants of the Company and any Related Corporations may purchase stock in the Company pursuant to options granted hereunder which do not qualify as Incentive Stock Options ("Non-Qualified Option" or "Non-Qualified Options"); (c) directors, employees and consultants of the Company and any Related Corporations may be awarded stock in the Company ("Awards"); (d) directors, employees and consultants of the Company and any Related Corporations may receive stock appreciation rights ("SARs"); and (e) directors, employees and consultants of the Company and any Related Corporations may make direct purchases of stock in the Company ("Purchases"). Both Incentive Stock Options and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code. Options, Awards, SARs and Purchases are referred to hereafter individually as a "Plan Benefit" and collectively as "Plan Benefits." Directors, employees and consultants of the Company and any Related Corporations are referred to herein as "Participants."

SECTION 2.        ADMINISTRATION.

         2.1 BOARD OF DIRECTORS AND THE COMMITTEE. The Plan will be administered by the Board of Directors of the Company whose construction and interpretation of the terms and provisions hereof shall be final and conclusive. Any director to whom a Plan Benefit is awarded shall be ineligible to vote upon his or her Plan Benefit, but Plan Benefits may be granted any such director by a vote of the remainder of the directors, except as limited below. The Board of Directors may in its sole discretion grant Options, issue shares upon exercise of such Options, grant Awards, grant SARs and approve Purchases, all as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan, to construe the Plan and its related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option, Award, SAR and Purchase agreements, which need not be identical, and to make all other determinations in the judgment of

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the Board of  Directors  necessary or desirable  for the  administration  of the
Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may delegate any or all of its powers under the Plan to a Compensation Committee or other Committee (the "Committee") appointed by the Board of Directors consisting of at least two (2) members of the Board of Directors. If the Company has a class of stock registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then members of the Committee shall at all times be: (i) "outside directors" as such term is defined in Treas. Reg. ss. 1.162-27(e)(3) (or any successor regulation); and
(ii) "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, as such terms are interpreted from time to time. If the Committee is so appointed, all references to the Board of Directors herein shall mean and relate to such Committee, unless the context otherwise requires.

         2.2 COMPLIANCE WITH SECTION 162(M) OF THE CODE. Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of One Million Dollars ($1,000,000) paid to certain "covered employees" ("Covered Employees"). If the Company is subject to Section 162(m) of the Code, it is the Company's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Company's compensation objectives. For purposes of this Plan, Covered Employees of the Company shall be those employees of the Company described in Section 162(m)(3) of the Code.

SECTION 3.        ELIGIBILITY.

         3.1 INCENTIVE STOCK OPTIONS. Participants who are employees shall be eligible to receive Incentive Stock Options pursuant to the Plan; provided that no person shall be granted any Incentive Stock Option under the Plan who, at the time such Option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Related Corporations, unless the requirements of Section 6.6(b) hereof are satisfied. In determining whether this ten percent (10%) threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply. Directors who are not regular employees are not eligible to receive Incentive Stock Options.

         3.2 NON-QUALIFIED OPTIONS, AWARDS, SARS AND PURCHASES. Non-Qualified Options, Awards, SARs and authorizations to make Purchases may be granted to any Participant.

         3.3 GENERALLY. The Board of Directors may take into consideration a Participant's individual circumstances in determining whether to grant an Incentive Stock Option, a Non-Qualified Option, an Award or an SAR or to approve a Purchase. Granting of any Option, Award or SAR or approval of any Purchase for any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Plan Benefits.

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SECTION 4.        STOCK SUBJECT TO PLAN.

         Subject to adjustment as provided in Sections 10 and 11 hereof, the stock to be offered under the Plan shall consist of shares of the Company's Common Stock, par value $.001 per share, and the maximum number of shares of stock which will be reserved for issuance, and in respect of which Plan Benefits may be granted pursuant to the provisions of the Plan, shall not exceed in the aggregate Two Million Eight Hundred Fifty Thousand (2,850,000) shares. Such shares may be authorized and unissued shares or may be treasury shares. If an Option or SAR granted hereunder shall expire or terminate for any reason without having been exercised in full, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject thereto and any unvested shares so reacquired shall again be available for subsequent grants of Plan Benefits under the Plan. Stock issued pursuant to the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

SECTION 5.        GRANTING OF OPTIONS, AWARDS AND SARS AND APPROVALS OF
                  PURCHASES.

         Options, Awards and SARs may be granted and Purchases may be approved under the Plan at any time after September 1, 2000 and prior to September 1, 2010. The date of grant of an Option, Award or SAR or approval of a Purchase under the Plan will be the date specified by the Board of Directors at the time the Board of Directors grants such Option, Award or SAR or approves such Purchase; PROVIDED, HOWEVER, that such date shall not be prior to the date on which the Board of Directors takes such action. The Board of Directors shall have the right, with the consent of a Participant, to convert an Incentive Stock Option granted under the Plan to a Non-Qualified Option pursuant to Section 6.7. Plan Benefits may be granted alone or in addition to other grants under the Plan

SECTION 6.        SPECIAL PROVISIONS APPLICABLE TO OPTIONS AND SARS.

         6.1 PURCHASE PRICE AND SHARES SUBJECT TO OPTIONS AND SARS.

             (a) The purchase price per share of stock deliverable upon the exercise of an Option shall be determined by the Board of Directors, provided, however, that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than one hundred percent (100%) of the fair market value of such stock on the day the option is granted (except as modified in Section 6.6(b) hereof), and (ii) in the case of a Non-Qualified Option, the exercise price shall not be less than fifty percent (50%) of the fair market value of such stock on the day such Option is granted.

             (b) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock of the Company owned by the Participant having a fair market value equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an Option shall be determined by the Board of Directors. The Board of Directors may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options

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and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the purchase price of such shares.

             (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted (the "Determination Date") and shall mean (i) the average (on the Determination Date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on the Determination Date) of the Common Stock on the Nasdaq Stock Market if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on the Determination Date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Stock Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Board of Directors after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

             (d) If the Company is subject to Section 162(m) of the Code, the maximum number of shares with respect to which Options or SARs may be granted to any employee, including any cancellations or repricings which may occur, shall be limited to Two Hundred Twenty Five Thousand (225,000) shares in any calendar year.

         6.2 DURATION OF OPTIONS AND SARS. Subject to Section 6.6(b) hereof, each Option and SAR and all rights thereunder shall be expressed to expire on such date as the Board of Directors may determine, but in no event later than ten (10) years from the day on which the Option or SAR is granted and shall be subject to earlier termination as provided herein.

         6.3 EXERCISE OF OPTIONS AND SARS.

             (a) Subject to Section 6.6(b) hereof, each Option and SAR granted under the Plan shall be exercisable at such time or times and during such period as shall be set forth in the instrument evidencing such Option or SAR. To the extent that an Option or SAR is not exercised by a Participant when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be for less than ten (10) full shares of Common Stock (or its equivalent).

             (b) The Board of Directors shall have the right to accelerate the date of exercise of any installments of any Option or SAR; PROVIDED, HOWEVER, that the Board of Directors shall not accelerate the exercise date of any installment of any Option granted to a Participant as an Incentive Stock Option (and not previously converted into a Non-Qualified Option pursuant to Section 6.7) if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code, which provides generally that the aggregate fair

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market  value  (determined  at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

         6.4 NONTRANSFERABILITY OF OPTIONS AND SARS. No Option or SAR granted under the Plan shall be assignable or transferable by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or unless, with respect to Non-Qualified Options and SARs, the Participant's non-qualified stock option agreement granting such options (the "Non-Qualified Stock Option Agreement") or the Participant's SAR agreement granting such SARs (the "SAR Agreement") provides otherwise. Unless otherwise provided by the Non-Qualified Stock Option Agreement or the SAR Agreement, during the life of the Participant, the Option or SAR shall be exercisable only by him or her. If any Participant should attempt to dispose of or encumber his or her Options or SARs, other than in accordance with the applicable terms of a Non-Qualified Stock Option Agreement or SAR Agreement, his or her interest in such Options or SARs shall terminate.

         6.5 EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.

             (a) If a  Participant  ceases to be  employed  by the  Company or a
Related Corporation for any reason, including retirement but other than death, any Option or SAR granted to such Participant under the Plan shall immediately terminate; PROVIDED, HOWEVER, that any portion of such Option or SAR which was otherwise exercisable on the date of termination of the Participant's employment may be exercised (i) within the twelve (12) month period following the date on which the Participant ceased to be so employed, but in no event after the expiration of the exercise period, if such Participant's employment was terminated due to a "disability" within Section 22(e)(3) of the Code, or (ii) within the three (3) month period following the date on which the Participant ceased to be so employed, but in no event after the expiration of the exercise period, if such Participant's employment was terminated for any other reason (other than death or disability). Any such exercise may be made only to the extent of the number of shares subject to the Option or SAR which were purchasable on the date of such termination of employment. If the Participant dies during such twelve (12) month or three (3) month period, as applicable, the Option or SAR shall be exercisable by the Participant's personal representatives, heirs or legatees to the same extent and during the same period that the Participant could have exercised the Option or SAR on the date of his or her death.

             (b) If the Participant dies while an employee of the Company or any Related Corporation, any Option or SAR granted to such Participant under the Plan shall be exercisable by the Participant's personal representatives, heirs or legatees, for the purchase of that number of shares and to the same extent that the Participant could have exercised the Option or SAR on the date of his or her death. The Option or SAR or any unexercised portion thereof shall terminate unless so exercised prior to the earlier of the expiration of twelve months from the date of such death or the expiration of the exercise period.

             (c) In the case of a Non-Qualified Option or SAR, the Board of Directors may vary the terms set forth in Sections 6.5(a) and 6.5(b) by providing for different provisions in the applicable Non-Qualified Stock Option Agreement or SAR Agreement.

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         6.6  DESIGNATION  OF  INCENTIVE  STOCK  OPTIONS;  LIMITATIONS.  Options
granted under the Plan which are intended to be Incentive Stock Options qualifying under Section 422 of the Code shall be designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

             (a) DOLLAR LIMITATION. The aggregate fair market value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time during any calendar year by any person under the Plan (and all other incentive stock option plans of the Company and any Related Corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In the event that Section 422(d)(1) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this Section 6.6(a), the limitation of this Section 6.6(a) shall be automatically adjusted accordingly.

             (b) 10% STOCKHOLDER. If any employee to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporations, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (i) The option price per share of the Common Stock subject to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the fair market value of one share of Common Stock on the date of grant; and

                  (ii) The option exercise period shall not exceed five (5) years from the date of grant.

In determining whether the ten percent (10%) threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply.

             (c) Except as modified by the preceding provisions of this Section 6.6, all of the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

         6.7 CONVERSION OF INCENTIVE STOCK OPTIONS INTO NON-QUALIFIED OPTIONS; TERMINATION OF INCENTIVE STOCK OPTIONS. The Board of Directors, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Board of Directors (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the

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Board of Directors takes appropriate  action.  The Board of Directors,  with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

         6.8 STOCK APPRECIATION RIGHTS. An SAR is the right to receive, without payment, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the grant price, which amount will be multiplied by the number of shares with respect to which the SARs shall have been exercised. The grant of SARs under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Board of Directors shall deem desirable:

             (a) GRANT. SARs may be granted in tandem with, in addition to or completely independent of any Plan Benefit.

             (b) GRANT PRICE. The grant price of an SAR may be the fair market value of a share of Common Stock on the date of grant or such other price as the Board of Directors may determine.

             (c) EXERCISE. An SAR may be exercised by a Participant in accordance with procedures established by the Board of Directors or as otherwise provided in any agreement evidencing any SARs. The Board of Directors may provide that an SAR shall be automatically exercised on one or more specified dates.

             (d) FORM OF PAYMENT. Payment upon exercise of an SAR may be made in cash, in shares of Common Stock or any combination thereof, as the Board of Directors shall determine.

             (e) FAIR MARKET VALUE. Fair market value shall be determined in accordance with Section 6.1(c) with the "Determination Date" being determined by reference to the date of grant or the date of exercise of an SAR, as applicable.

         6.9 RIGHTS AS A STOCKHOLDER. The holder of an Option or SAR shall have no rights as a stockholder with respect to any shares covered by the Option or SAR until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         6.10 SPECIAL PROVISIONS APPLICABLE TO NON-QUALIFIED OPTIONS AND SARS GRANTED TO COVERED EMPLOYEES. If the Company is subject to Section 162(m) of the Code, in order for the full value of Non-Qualified Options or SARs granted to Covered Employees to be deductible by the Company for federal income tax purposes, the Company may intend for such Non-Qualified Options or SARs to be treated as "qualified performance-based compensation" as described in Treas. Reg. ss.1.162-27(e) (or any successor regulation). In such case, Non-Qualified Options or SARs granted to Covered Employees shall be subject to the following additional requirements:

             (a) such options and rights shall be granted only by the Committee; and

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

             (b) the exercise price of such Options and the grant price of such SARs granted shall in no event be less than the fair market value of the Common Stock as of the date of grant of such Options or SARs.

SECTION 7.        SPECIAL PROVISIONS APPLICABLE TO AWARDS.

         7.1 GRANTS OF AWARDS. The Board of Directors may grant a Participant an Award subject to such tIerms and conditions as the Board of Directors deems appropriate, including, without limitation, restrictions on the pledging, sale, assignment, transfer or other disposition of such shares and the requirement that the Participant forfeit all or a portion of such shares back to the Company upon termination of employment.

         7.2 CONDITIONS. Approvals of Awards may be subject to the following conditions:

             (a) Each Participant receiving an Award shall enter into an agreement (a "Stock Restriction Agreement") with the Company, if required by the Board of Directors, in a form specified by the Board of Directors agreeing to such terms and conditions of the Award as the Board of Directors deems appropriate.

             (b) Shares issued and transferred to a Participant pursuant to an Award may, if required by the Board of Directors, be deposited with the Treasurer or other officer of the Company designated by the Board of Directors to be held until the lapse of the restrictions upon such shares, and each Participant shall execute and deliver to the Company stock powers enabling the Company to exercise its rights hereunder.

             (c) Certificates for shares issued pursuant to an Award shall, if the Company shall deem it advisable, bear a legend to the effect that they are issued subject to specified restrictions.

             (d) Certificates representing the shares issued pursuant to an Award shall be registered in the name of the Participant and shall be owned by such Participant. Such Participant shall be the holder of record of such shares for all purposes, including voting and receipt of dividends paid with respect to such shares.

         7.3 NONTRANSFERABILITY. Shares issued pursuant to an Award may not be sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except, subject to the provisions of such Participant's Stock Restriction Agreement, by will or the laws of descent and distribution), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of restrictions on such shares, and any attempt at action in contravention of this Section shall be null and void. If any Participant should attempt to dispose of or encumber his or her shares issued pursuant to an Award prior to the lapse of the restrictions imposed on such shares, his or her interest in such shares shall terminate.

         7.4 EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH ON AWARDS. Unless otherwise provided in the applicable Stock Restriction Agreement, if, prior to the lapse of restrictions applicable to Awards, the Participant ceases to be an employee of the Company or the Related

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

Companies for any reason, Awards to such Participant, as to which restrictions have not lapsed, shall be forfeited to the Company, effective on the date of the Participant's termination of employment. The Board of Directors shall have the sole power to decide in each case to what extent leaves of absence shall be deemed a termination of employment.

SECTION 8.        SPECIAL PROVISIONS APPLICABLE TO PURCHASES.

         All approvals of Purchases which provide that the Company has a right to repurchase the shares subject to such Purchase (the "Restricted Shares") shall be subject to the terms and conditions set forth in the related agreement (the "Stock Purchase Restriction Agreement") approved by the Board of Directors, and shall be subject to the other terms and conditions of this Section 8.

         8.1 CONDITIONS. All approvals of Purchases shall be subject to the following conditions:

             (a) Prior to the issuance and transfer of Restricted Shares, the Participant shall pay to the Company the purchase price (the "Purchase Price") of the Restricted Shares in cash or in such other manner as shall be as approved by the Board of Directors.

             (b) Restricted Shares issued and transferred to a Participant may, if required by the Board of Directors, be deposited with the Treasurer or other officer of the Company designated by the Board of Directors to be held until the lapse of the restrictions upon such Restricted Shares, and each Participant shall execute and deliver to the Company stock powers enabling the Company to exercise its rights hereunder.

             (c) Certificates for Restricted Shares shall, if the Company shall deem it advisable, bear a legend to the effect that they are issued subject to specified restrictions.

             (d) Certificates representing the Restricted Shares shall be registered in the name of the Participant and shall be owned by such Participant. Such Participant shall be the holder of record of such Restricted Shares for all purposes, including voting and receipt of dividends paid with respect to such Restricted Shares.

         8.2 NONTRANSFERABILITY. A Participant's Restricted Shares may not be sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except, subject to the provisions of such Participant's Stock Purchase Restriction Agreement by will or the laws of descent and distribution), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of restrictions on such Restricted Shares, and any attempt at action in contravention of this Section shall be null and void. If any Participant should attempt to dispose of or encumber his or her Restricted Shares prior to the lapse of the restrictions imposed on such Restricted Shares, his or her interest in the Restricted Shares awarded to him or her shall terminate.

SECTION 9.        REQUIREMENTS OF LAW.

         9.1 VIOLATIONS OF LAW. No shares shall be issued and delivered upon exercise of any Option or the making of any Award or Purchase or the payment of any SAR unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Each Participant may, by accepting Plan Benefits, be required to represent and agree in writing, for himself or herself and for his or her transferees by will or the laws of descent and distribution, that the stock acquired by him, her or them is being acquired for investment. The requirement for any such representation may be waived at any time by the Board of Directors.

         9.2 COMPLIANCE WITH RULE 16B-3. If the Company has a class of stock registered pursuant to Section 12 of the Exchange Act, the intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board of Directors and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board of Directors may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

SECTION 10.       RECAPITALIZATION.

         In the event that dividends are payable in Common Stock of the Company or in the event there are splits, sub-divisions or combinations of shares of Common Stock of the Company, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Option previously granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price, and the number of shares to which granted SARs relate shall be increased or decreased proportionately, as the case may be, and the grant price of such SARs shall be decreased or increased proportionately, as the case may be.

SECTION 11.       REORGANIZATION.

                  (a) In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or, in case the property or stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Plan Benefits, either (i) make appropriate provision for the protection of any such outstanding Plan Benefits by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to the Plan Benefits immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Plan Benefits immediately before such substitution over the purchase price thereof, (ii) upon written notice to the Participants, provide that all unexercised Plan Benefits must be exercised within a specified number of days of the date of such notice or such Plan Benefits will be terminated, or (iii) upon written notice to the Participants, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Plan Benefits held by each Participant and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the Plan Benefits held by such Participant over the aggregate purchase price therefor, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Common Stock of the Company, then, in the discretion of the Board of Directors, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount. In any such case the Board of Directors shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

                  (b) In the event that in connection with or following a Change-in-Control (as defined below), a Participant's employment with the Company is (i) terminated by the Company for any reason other than Cause (as defined below), or (ii) terminated by the Participant for Good Reason (as defined below), any unvested Plan Benefit of such Participant shall vest immediately and all rights relevant to such Plan Benefit shall accrue immediately to such Participant.

                  (c) The term  "Cause"  shall mean (i)  habitual  intoxication,
(ii) illegal drug use or addiction, (iii) conviction of a felony (or plea of guilty or nolo contendere), (iv) material failure or inability to perform one's agreements, duties or obligations as an employee or consultant, other than from illness or injury, and (v) willful misconduct or negligence in the Performance of one's agreements, duties or obligations as an employee or consultant.

                  (d) The term "Change-in-Control" shall mean: (i) any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of the Company; (ii) a merger or consolidation of the Company with another entity, or a sale of the stock of the Company, in one or more transactions, in which the shareholders of the Company immediately prior to such transaction or series of transactions own less than fifty percent (50%) of the voting power of the surviving corporation after the transaction or series of transactions; or (iii) a third person, including a "person" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company or any employee benefit plan sponsored by the Company, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of Controlling Securities (as defined below). "Controlling Securities" shall mean (a) prior to the Company's initial public offering of its common stock registered under the Securities Act of 1933, as amended, securities representing fifty percent (50%) or more of the total number of votes that may be cast for the election of the directors of the Company, excluding securities acquired pursuant to the Company's 2000 Stock Plan or other employee stock ownership plan or program of the Company now or hereafter existing, or (b) after the Company's initial public offering, securities representing twenty five percent (25%) or more of votes that may be cast for the election of the directors of the Company.

                  (e) The term "Good Reason" shall mean that (i) the Participant's compensation has been materially reduced, (ii) the Participant's position, duties or responsibilities have been materially reduced, (iii) the Participant has been required to move his or her principal residence because his primary place of employment is moved to a location greater than thirty (30) miles away from its then current location, (iv) the Company has not paid to the participant when due any salary, bonus or other material benefit due to him or her, or (v) there exists a breach by the Company of any material term or provision of any employment agreement between it and the Participant, provided, however, that, in any such event, the Participant shall notify the Company of such event and give it fifteen (15) days to remedy the situation before terminating his or her employment.

SECTION 12.       NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or in any Plan Benefit documentation shall confer upon any Participant receiving a grant of any Plan Benefit any right with respect to the continuation of his or her employment by the Company (or any Related Corporation) or interfere in any way with the right of the Company (or any Related Corporation), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Plan Benefit. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors.

SECTION 13.       AMENDMENT OF THE PLAN.

         The Board of Directors may at any time and from time to time modify or amend the Plan in any respect. The termination or any modification or amendment of the Plan shall not, without the consent of a recipient of any Plan Benefit, affect his or her rights under any Plan Benefit previously granted. With the consent of the affected Participant, the Board of Directors may amend outstanding agreements relating to any Plan Benefit, in a manner not inconsistent with the Plan. The Board of Directors hereby reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding Options to the extent necessary to qualify any or all Options under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, provided, however, that the consent of an optionee is required if such amendment or modification would cause unfavorable income tax treatment for such optionee.

SECTION 14.       WITHHOLDING.

         The Company's obligation to deliver shares of stock upon the exercise of any Option or the granting of an Award or to make payment upon any exercise of any SAR or making of a Purchase shall be subject to the satisfaction by the Participant of all applicable federal, state and local income and employment tax withholding requirements. Subject in particular cases to the disapproval of the Board of Directors, the Company may accept shares of stock of equivalent fair market value (as determined in accordance with Section 6.1(c)) in payment of any such withholding tax obligations if the Participant selects to make payment in such manner.

SECTION 15.       EFFECTIVE DATE AND DURATION OF THE PLAN.

         15.1 EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan (or any other Plan Benefits granted to Covered Employees, if the Company is subject to Section 162(m) of the Code) shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Subject to such limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

         15.2 DURATION. Unless sooner terminated in accordance with Section 11 hereof, the Plan shall terminate upon the earlier of (i) the tenth anniversary of the date of its adoption by the Board of Directors or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to any Awards or Purchases or the exercise or cancellation of Options and SARs granted hereunder. If the date of termination is determined under (i) above, then Plan Benefits outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Plan Benefits.

SECTION 16.       GOVERNING LAW.

         The Plan and all actions taken thereunder shall be governed by the laws of the State of Connecticut.

                                 TURBOWORX, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

1.       GRANT OF OPTION.

         TurboWorx, Inc., a Delaware corporation (the "Company"), hereby grants to ____________________ (the "Employee"), an option, pursuant to the Company's 2000 Stock Plan (the "Plan"), to purchase an aggregate of _________ shares of Common Stock, par value $.001 per share ("Common Stock"), of the Company at a price of $__________ per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. The date of grant of this option is hereinafter referred to as the "date of grant," and the date ending twelve months thereafter and each subsequent successive twelve-month period is hereinafter referred to as the "first anniversary date," "second anniversary date," "third anniversary date," etc.

2.       EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION.

         (a) Except as otherwise provided herein and subject to the right of cumulation provided herein, this option may be exercised, prior to the tenth anniversary date, as to not more than the following number of shares covered by this option during the respective periods set forth below:

                      No shares from and after the date of grant and prior to the first anniversary date;

              ____ shares from and after the first anniversary date and prior to the second anniversary date;

              ____ shares from and after the second anniversary date and prior to the third anniversary date;

              ____ shares from and after the third anniversary date and prior to the fourth anniversary date;

              ____ shares from and after the fourth anniversary date and prior to the fifth anniversary date; and

              ____    shares from and after the fifth anniversary date.

         The right of exercise provided herein shall be cumulative so that if the option is not exercised to the maximum extent permissible during any such period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time during any subsequent period prior to the expiration or termination of this option.

         This option may not be exercised at any time after the tenth anniversary date.

         (b) Subject to the conditions hereof, this option shall be exercisable by the Employee giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Treasurer of the Company of the written notice together with the required payment. The Employee shall be entitled to purchase less than the number of shares covered hereby, provided that no partial exercise of this option shall be for less than (ten) 10 whole shares.

         (c) If the Employee ceases to be employed by the Company or one of its subsidiaries for any reason, including retirement but other than death, this option shall immediately terminate; PROVIDED, HOWEVER, that any portion of this option which was otherwise exercisable on the date of termination of the Employee's employment may be exercised within the three (3) month period following the date on which the Employee ceased to be so employed, but in no event after the tenth anniversary date. Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of employment. If the Employee dies during such three (3) month period, this option shall be exercisable by the Employee's personal representatives, heirs or legatees to the same extent and during the same period that the Employee could have exercised this option upon the date of his or her death.

         (d) If the Employee dies while an employee of the Company or any subsidiary of the Company, this option shall be exercisable, by the Employee's personal representatives, heirs or legatees, to the same extent that the Employee could have exercised this option on the date of his or her death. This option or any unexercised portion hereof shall terminate unless so exercised prior to the earlier of the expiration of six months from the date of such death or ten years and one month from the date of its grant.

3.       PAYMENT OF PURCHASE PRICE.

         (a) Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or check payable to the order of the Company in an amount equal to the purchase price of such shares, or, if the Employee elects and the Company permits, by delivery of shares of Common Stock of the Company having a fair market value equal in amount to the purchase price of such shares.

         (b) For the purposes hereof, the fair market value of any share of the Company's Common Stock to be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company, in accordance with the terms of the Plan.

(c) If the Employee elects to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Employee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

4.       DELIVERY OF SHARES.

         The Company shall, upon payment of the purchase price for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.       NON-TRANSFERABILITY OF OPTION.

         Except as provided in Section 2(c) and 2(d) hereof and this Section 5, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.
[NOTWITHSTANDING THE FOREGOING, THE EMPLOYEE MAY TRANSFER THIS OPTION TO __________ (A "PERMITTED TRANSFEREE"). IF THE EMPLOYEE TRANSFERS THIS OPTION TO A PERMITTED TRANSFEREE, SUCH PERMITTED TRANSFEREE SHALL HAVE THE SAME RIGHTS AND SHALL BE SUBJECT TO THE SAME CONDITIONS AS THE EMPLOYEE WITH RESPECT TO THE OPTION, EXCEPT THAT THE VESTING AND TERMINATION SCHEDULES SET FORTH IN SECTION 2 HEREOF SHALL CONTINUE TO BE BASED ON THE EMPLOYMENT WITH THE COMPANY AND THE LIFE OF THE EMPLOYEE.]

6.       NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the employment of the Employee for the period within which this option may be exercised. However, during the period of the Employee's employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company and its subsidiaries and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or of its subsidiaries.

7.       RIGHTS AS A STOCKHOLDER.

         The Employee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Employee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.       RECAPITALIZATION.

         In the event that dividends are payable in shares of Common Stock or in the event there are splits, sub-divisions or combinations of shares of Common Stock subsequent to the date of grant, the number of shares subject to this option shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of this option shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

9.       REORGANIZATION.

         In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, prior to the termination or expiration of this option, the Employee shall, with respect to this option or any unexercised portion thereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 11 of the Plan and Section 2 of this Agreement.

10.      WITHHOLDING TAXES.

         Whenever shares are to be issued upon exercise of this option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

11.      COMPANY'S RIGHTS OF FIRST REFUSAL.

         All shares purchased upon exercise of this option shall be subject to the following rights of first refusal until immediately prior to the consummation of the first public offering by the Company of its Common Stock pursuant to an offering registered under the Securities Act of 1933.

         The Employee, including his or her heirs, assigns, executors, or administrators, or recipient of shares by other than a sale subject to this right of first refusal and his or her heirs, assigns, executors, or administrators (collectively, the "Seller"), desiring to sell any shares shall first offer such shares to the Company in the following manner: the Seller shall notify the President of the Company in writing of the Seller's desire to sell the shares, which notice shall contain the price and terms at which the Seller is willing to sell and the name of the proposed purchaser. All such offers must require payment in cash, and must allow the Company at least forty-five (45) days from the receipt of such notification in which to consummate the purchase. The Company shall have thirty (30) days after receipt of such notification by the President either to accept or to reject the offer. The Company shall have the right to purchase all, but not less than all, of the offered shares on the terms offered. Failure of the Company either to accept or to reject the offer in writing within the thirty (30) day period shall constitute a rejection of the offer. An acceptance by the Company shall be timely given if mailed by registered mail within the thirty (30) day period to the most recent address of the record holder of the shares in the stock records of the Company.

         In the event the Company rejects the offer, the Seller may, at any time during the period of sixty (60) days following such rejection, dispose of the offered shares upon the terms and conditions set forth in the notice to the President, but may not otherwise or thereafter do so without again complying with the foregoing rights of first refusal. In the event the Company accepts the offer, but fails to perform according to the terms of the offer, the Seller's sole remedy shall be that the offered shares shall no longer be subject to the foregoing rights of first refusal.

         No shares shall be transferred on the books of the Company unless the foregoing provisions have been complied with, but the Company, with the approval of the Board of Directors of the Company, may in any particular instance or instances waive these provisions with respect to any present or future sale, provided such waiver is in writing.

12.      COMPANY'S REPURCHASE OPTION.

         (a) If Employee ceases to be employed by the Company or one of its subsidiaries for any reason, the Company shall have the right, at any time within seven (7) months after the date of Employee's death, in the event Employee dies while an employee of Company or a subsidiary of Company, or at any time within four (4) months after the date Employee ceases to be employed for any other reason, to repurchase from Employee or his personal representatives, as the case may be, all or any part of the shares purchased by Employee pursuant to this option at the fair market value of such shares on the date of repurchase (the "Repurchase Option").

         (b) If the Common Stock is not publicly traded at the time of repurchase under this Section 12, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Board of Directors, in good faith after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. If, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date of repurchase (the "Determination Date") and shall mean (i) the average (on the Determination Date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on the Determination
Date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on the Determination Date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.

         (c) A Repurchase Option shall be exercised by written notice signed by an officer of the Company. The purchase price shall be payable, at the option of the Company, in cancellation of all or a portion if any outstanding indebtedness of Employee to the Company or in cash (by check) or both.

         (d) The Company may assign its rights under this Section 12.

13.      INVESTMENT REPRESENTATION, ETC.

         (a) The Employee represents that any shares purchased upon exercise of this option shall be acquired by the Employee for his or her own account for investment and not with a view to, or for sale in connection with, any distribution of such shares, nor with any present intention of distributing or selling such shares. The Employee further represents that he or she has made detailed inquiry concerning the Company, that the officers of the Company have made available to the Employee any and all written information which the Employee has requested, that the officers of the Company have answered to the Employee's satisfaction all inquiries made by the Employee and that the employee has such knowledge and experience in financial and business matters that the Employee is capable of evaluating the merits and risks of an investment in the Company and able to bear the economic risk of that investment. By making payment upon exercise of this option, the Employee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

         (b) Without limiting the Company's rights under Section 11 hereof, upon exercise of this option, the Company may, at its election, require the Employee to execute a stock restriction agreement, restricting the Employee from selling or transferring the shares so acquired without first offering to sell such shares to the Company and the other stockholders. Upon execution of such stock restriction agreement by the Employee, the Company shall have affixed to all stock certificates representing shares of Common Stock issued to the Employee upon exercise of this option a legend evidencing such agreement.

         (c) Employee agrees, for himself or herself and his or her heirs and legal representatives that he or she will enter into any "lock-up" or similar agreements requested by the Company in connection with any public offering of shares of the Company's stock.

         (d) All stock certificates representing shares of Common Stock issued to the Employee upon exercise of this option shall, at the election of the Company, have affixed thereto a legend substantially in the following form:

                  "The shares of stock represented by this certificate (i) are subject to the restrictions on transfer contained in a Non-Qualified Stock Option Agreement dated ______________, 20__, between the Company and the holder of this certificate (a copy of which is available without charge from the Company), and (ii) have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

14.      MISCELLANEOUS.

         (a) Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

         (b) All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

         (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

Date of Grant:                            TURBOWORX, INC.
              ---------------------

                                          By:
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          Address: 3 Enterprise Drive, Suite 401
                                                   Shelton, CT 06484

                              EMPLOYEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

EMPLOYEE


---------------------------
Signature

                                           Address:
                                                   -----------------------------

                                                   -----------------------------

                                 TURBOWORX, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

1.       GRANT OF OPTION.

         TurboWorx, Inc., a Delaware corporation (the "Company"), hereby grants to _____________________ (the "Employee"), an option, pursuant to the Company's 2000 Stock Plan (the "Plan"), to purchase an aggregate of _______ shares of Common Stock, par value $.001 per share ("Common Stock"), of the Company at a price of $_________ per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. This option is intended to qualify as an incentive stock option ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The date of grant of this option is hereinafter referred to as the "date of grant," and the date ending twelve (12) months thereafter and each subsequent successive twelve (12) month period is hereinafter referred to as the "first anniversary date," "second anniversary date," "third anniversary date," etc.

2.       EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION.

(a) Except as otherwise provided herein and subject to the right of cumulation provided herein, this option may be exercised, prior to the tenth anniversary date, as to not more than the following number of shares covered by this option during the respective periods set forth below:

                      No shares from and after the date of grant and prior to the first anniversary date;

              ____ shares from and after the first anniversary date and prior to the second anniversary date;

              ____ shares from and after the second anniversary date and prior to the third anniversary date;

              ____ shares from and after the third anniversary date and prior to the fourth anniversary date;

              ____ shares from and after the fourth anniversary date and prior to the fifth anniversary date; and

              ____    shares from and after the fifth anniversary date.

         The right of exercise provided herein shall be cumulative so that if the option is not exercised to the maximum extent permissible during any such period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time during any subsequent period prior until the expiration or termination of this option.

         This option may not be exercised at any time after the tenth anniversary date.

         (b) Subject to the conditions hereof, this option shall be exercisable by the Employee giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Treasurer of the Company of the written notice together with the required payment. The Employee shall be entitled to purchase less than the number of shares covered hereby, provided that no partial exercise of this option shall be for less than ten (10) whole shares.

         (c) If the Employee ceases to be employed by the Company or one of its subsidiaries for any reason, including retirement but other than death, this option shall immediately terminate; PROVIDED, HOWEVER, that any portion of this option which was otherwise exercisable on the date of termination of the Employee's employment may be exercised within the three (3) month period following the date on which the Employee ceased to be so employed, but in no event after the tenth anniversary date. Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of employment. If the Employee dies during such three (3) month period, this option shall be exercisable by the Employee's personal representatives, heirs or legatees to the same extent and during the same period that the Employee could have exercised this option on the date of his or her death.

         (d) If the Employee dies while an employee of the Company or any subsidiary of the Company, this option shall be exercisable, by the Employee's personal representatives, heirs or legatees, to the same extent that the Employee could have exercised this option on the date of his or her death. This option or any unexercised portion hereof shall terminate unless so exercised prior to the earlier of the expiration of six months from the date of such death or the tenth anniversary date.

         (e) Notwithstanding any other provision hereof, this option may not be exercised to the extent such an exercise would violate Section 422(d)(1) of the Code, which provides that the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by the Employee during any calendar year (under all of the plans of the Company, its parent, if any, or its subsidiaries, if any) shall not exceed One Hundred Thousand Dollars ($100,000).

3.       PAYMENT OF PURCHASE PRICE.

         (a) Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or check payable to the order of the Company in an amount equal to the purchase price of such shares, or, if the Employee elects and the Company permits, by delivery of shares of Common Stock of the Company having a fair market value equal in amount to the purchase price of such shares.

         (b) For the purposes hereof, the fair market value of any share of the Company's Common Stock to be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company, in accordance with the terms of the Plan.

         (c) If the Employee elects to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Employee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

4.       DELIVERY OF SHARES.

         The Company shall, upon payment of the purchase price for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1993, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.       NON-TRANSFERABILITY OF OPTION.

         Except as provided in Section 2(c) and 2(d) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.       NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the employment of the Employee for the period within which this option may be exercised. However, during the period of the Employee's employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company and its subsidiaries and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or of its subsidiaries.

7.       RIGHTS AS A STOCKHOLDER.

         The Employee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Employee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.       RECAPITALIZATION.

         In the event that dividends are payable in shares of Common Stock or in the event there are splits, sub-divisions or combinations of shares of Common Stock subsequent to the date of grant, the number of shares subject to this option shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of this option shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

9.       REORGANIZATION.

         In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, prior to the termination or expiration of this option, the Employee shall, with respect to this option or any unexercised portion thereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 11 of the Plan and Section 2 hereof.

10.      WITHHOLDING TAXES.

         Whenever shares are to be issued upon exercise of this option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

11.       QUALIFICATION UNDER SECTION 422.

         It is understood and intended that the option granted hereunder shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within the one (1) year period beginning on the day after the day of the transfer of such shares to him or her, nor within the two (2) year period beginning on the day after the grant of the option. If the Employee intends to dispose or does dispose (whether by sale, exchange, gift, transfer or otherwise) of any such shares within said periods, he or she will notify the Company within 30 days after such disposition.

12.      COMPANY'S RIGHTS OF FIRST REFUSAL.

         All shares purchased upon exercise of this option shall be subject to the following rights of first refusal until immediately prior to the consummation of the first public offering by the Company of its Common Stock pursuant to an offering registered under the Securities Act of 1933.

         The Employee, including his or her heirs, assigns, executors, or administrators, or recipient of shares by other than a sale subject to this right of first refusal and his or her heirs, assigns, executors, or administrators (collectively, the "Seller"), desiring to sell any shares shall first offer such shares to the Company in the following manner: the Seller shall notify the

President of the Company in writing of the Seller's desire to sell the shares, which notice shall contain the price and terms at which the Seller is willing to sell and the name of the proposed purchaser. All such offers must require payment in cash, and must allow the Company at least forty-five (45) days from the receipt of such notification in which to consummate the purchase. The Company shall have thirty (30) days after receipt of such notification by the President either to accept or to reject the offer. The Company shall have the right to purchase all, but not less than all, of the offered shares on the terms offered. Failure of the Company either to accept or to reject the offer in writing within the thirty (30) day period shall constitute a rejection of the offer. An acceptance by the Company shall be timely given if mailed by registered mail within the thirty (30) day period to the most recent address of the record holder of the shares in the stock records of the Company.

         In the event the Company rejects the offer, the Seller may, at any time during the period of sixty (60) days following such rejection, dispose of the offered shares upon the terms and conditions set forth in the notice to the President, but may not otherwise or thereafter do so without again complying with the foregoing rights of first refusal. In the event the Company accepts the offer, but fails to perform according to the terms of the offer, the Seller's sole remedy shall be that the offered shares shall no longer be subject to the foregoing rights of first refusal.

         No shares shall be transferred on the books of the Company unless the foregoing provisions have been complied with, but the Company, with the approval of the Board of Directors of the Company, may in any particular instance or instances waive these provisions with respect to any present or future sale, provided such waiver is in writing.

13.      INVESTMENT REPRESENTATION, ETC.

         (a) The Employee represents that any shares purchased upon exercise of this option shall be acquired by the Employee for his or her own account for investment and not with a view to, or for sale in connection with, any distribution of such shares, nor with any present intention of distributing or selling such shares. The Employee further represents that he or she has made detailed inquiry concerning the Company, that the officers of the Company have made available to the Employee any and all written information which the Employee has requested, that the officers of the Company have answered to the Employee's satisfaction all inquiries made by the Employee and that the Employee has such knowledge and experience in financial and business matters that the Employee is capable of evaluating the merits and risks of an investment in the Company and able to bear the economic risk of that investment. By making payment upon exercise of this option, the Employee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

         (b) Without limiting the Company's rights under Section 12 hereof, upon exercise of this option, the Company may, at its election, require the Employee to execute a stock restriction agreement, restricting the Employee from selling or transferring the shares so acquired without first offering to sell such shares to the Company and the other stockholders. Upon execution of such stock restriction agreement by the Employee, the Company shall have affixed to all stock certificates representing shares of Common Stock issued to the Employee upon exercise of this option a legend evidencing such agreement.

         (c) Employee agrees, for himself or herself and his or her heirs and legal representatives that he or she will enter into any "lock-up" or similar agreements requested by the Company in connection with any public offering of shares of the Company's stock.

         (d) All stock certificates representing shares of Common Stock issued to the Employee upon exercise of this option shall, at the election of the Company, have affixed thereto a legend substantially in the following form:

              "The shares of stock represented by this certificate (i) are subject to the restrictions on transfer contained in an Incentive Stock Option Agreement dated ______________, 20__, between the Company and the holder of this certificate (a copy of which is available without charge from the Company), and (ii) have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

14.      MISCELLANEOUS.

         (a) Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

         (b) All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

         (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

Date of Grant:                            TURBOWORX, INC.
              ---------------------

                                          By:
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          Address: 3 Enterprise Drive, Suite 401
                                                   Shelton, CT 06484

                              EMPLOYEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

                                            EMPLOYEE

                                            ---------------------------
                                            Signature

                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                                 TURBOWORX, INC.
                           STOCK RESTRICTION AGREEMENT

         This Stock Restriction Agreement (this "Agreement") is made as of this ____ day of ________________, 20__, by and between TurboWorx, Inc. (the "Company"), a Delaware corporation, and _____________________ ("Purchaser").

                                   WITNESSETH:

         WHEREAS, the Company desires to issue and Purchaser desires to purchase Common Stock of the Company as herein described, on the terms and conditions hereinafter set forth, and

         WHEREAS, Purchaser and the Company desire to provide for certain restrictions and options with respect to such stock, on the terms and conditions hereinafter set forth:

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, it is agreed between the parties hereto as follows:

         1. (a) Purchaser shall purchase from the Company, and the Company shall sell to Purchaser, _______ shares of its Common Stock (the "Stock") for a purchase price of $__________ per share, payable at the closing. The closing hereunder shall occur at the offices of the Company on the date hereof, or at such other time and place as the parties may mutually agree.

            (b) Purchaser hereby acknowledges that he or she is familiar with the Company's business, plans and prospects.

            (c) Purchaser hereby represents and warrants to the Company as follows:

                 (i) Purchaser has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

                 (ii) Purchaser has had furnished to him or her, or if he or she requested, to his or her attorney or accountant, all material documents and records and has been privy to all material plans, negotiations and transactions of the Company;

                 (iii) Purchaser has had the opportunity to ask questions and receive answers from the directors and officers of the Company concerning the terms and conditions of the offering and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished to Purchaser;

                 (iv) Purchaser understands that the Stock will be sold in reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933, for offerings not involving any public offering, and makes the representations, declarations, and warranties in this Agreement with the intent that the same will be relied upon in determining the suitability of the Purchaser as a purchaser of the Stock. The Purchaser understands that the Company has no obligation  or  intention  to  register  the  Stock or file the reports or make public the information required by the Securities Act of 1933;

                 (v) The Stock will be acquired solely for the account of the undersigned for investment and is not being purchased for resale, subdivision, transfer, or pledge to any person or entity, and Purchaser has no present plan to enter into any such contract, undertaking, agreement or arrangement;

                 (vi) Purchaser agrees not to dispose of the Stock or any interest therein except in accordance with the provisions of this Agreement and unless a registration statement under the Securities Act of 1933 with respect thereto is in effect and the prospectus included therein meets the requirements of
                 Section 10 of the Securities Act of 1933, or unless the Purchaser has received a written opinion of counsel satisfactory to the Company to the effect that such sale, assignment or transfer does not require registration under the Securities Act of 1933 and is in compliance with any relevant rule under the Securities Act of 1933 governing resales of securities acquired from an issuer thereof without compliance with the registration requirements of the Securities Act of 1933.

             (d) The Purchaser acknowledges and is aware that:

                 (i) The Stock is a speculative investment which involves a high degree of risk of loss by Purchaser of the entire investment, and there is no assurance of any cash distributions or income from such investment;

                 (ii) No federal or state agency has made any finding or determination as to the fairness for investment or any recommendations or endorsement of the Stock or the Company's operations;

                 (iii) There are substantial restrictions on the transferability of the Stock. There will be no public market for the Stock and accordingly, Purchaser will need to bear the economic risks of this investment for an indefinite period of time and will not readily be able to liquidate his investment in case of emergency. Purchaser is willing and able to bear the economic risk of such investment in the Stock, and can afford a complete loss.

                 (iv) The Company may from time to time issue additional equity securities to employees, investors, lenders and other parties.

         2. (a) All of the Stock shall be subject to the option (the "Purchase Option") set forth in this Section 2. In the event Purchaser shall cease to be employed by the Company (including a parent or subsidiary of the Company) for any reason, or no reason, with or without cause, the Company shall have the right, at any time within sixty (60) days after the date Purchaser ceases to be so employed, to exercise the Purchase Option, which consists of the right to purchase from Purchaser or his or her personal representatives, as the case may be, at a purchase price per share of $__________ (the "Option Price"), up to but not exceeding the number of shares of Stock specified in subparagraph (b) below, upon the terms hereinafter set forth. Upon such exercise, except as otherwise expressly provided in the terms of any option plan adopted by the Company, all options of Purchaser to purchase shares of Common Stock shall become unexercisable and shall be deemed to be assigned to the Company.

             (b) If,  at any time  prior  to  _______________,  20__,  Purchaser ceases to be employed by the Company for any reason (including due to the death or Total Disability of Purchaser), the Company may exercise the Purchase Option as to one hundred percent (100%) of the Stock, less twenty percent (20%) of the Stock for each and every full year which has elapsed between _______________, 20__, and the date of such cessation of employment. The term "Total Disability" as used herein shall mean a physical or mental condition which, in the reasonable opinion of the Board of Directors of the Company, renders Purchaser unable or incompetent to carry out for a period of one hundred twenty (120) consecutive days the responsibilities which Purchaser held or the tasks which Purchaser was assigned at the time such disability occurred.

             (c) Nothing  contained in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

             (d) The Purchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 13. The Option Price shall be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or in cash (by check) or both.

             (e) The Company may assign its rights under this Section 2.

         3. Purchaser agrees that he or she will not sell, transfer or otherwise dispose of any shares of Stock subject to the Purchase Option. Any shares of Stock no longer subject to the Purchase Option shall be subject to the following rights of first refusal until immediately prior to the consummation of the first public offering by the Company of its Common Stock pursuant to an offering registered under the Securities Act of 1933.

         The Purchaser, including his or her heirs, assigns, executors, or administrators, or recipient of shares by other than a sale subject to this right of first refusal and his or her heirs, assigns, executors, or administrators (collectively, the "Seller"), desiring to sell any shares shall first offer such shares to the Company in the following manner: the Seller shall notify the President of the Company in writing of the Seller's desire to sell the shares, which notice shall contain the price and terms at which the Seller is willing to sell and the name of the proposed purchaser. All such offers must require payment in cash, and must allow the Company at least forty-five (45) days from the receipt of such notification in which to consummate the purchase. The Company shall have thirty (30) days after receipt of such notification by the President either to accept or to reject the offer. The Company shall have the right to purchase all, but not less than all, of the offered shares on the terms offered. Failure of the Company either to accept or to reject the offer in writing within the thirty (30) day period shall constitute a rejection of the offer. An acceptance by the Company shall be timely given if mailed by registered mail within the thirty (30) day period to the most recent address of the record holder of the shares in the stock records of the Company.

         In the event the Company rejects the offer, the Seller may, at any time during the period of sixty (60) days following such rejection, dispose of the offered shares upon the terms and conditions set forth in the notice to the President, but may not otherwise or thereafter do so without again complying with the foregoing rights of first refusal. In the event the Company accepts the offer, but fails to perform according to the terms of the offer, the Seller's sole remedy shall be that the offered shares shall no longer be subject to the foregoing rights of first refusal.

         No shares shall be transferred on the books of the Company unless the foregoing provisions have been complied with, but the Company, with the approval of the Board of Directors of the Company, may in any particular instance or instances waive these provisions with respect to any present or future sale, provided such waiver is in writing.

         4. Purchaser agrees, for himself or herself and his or her heirs and legal representatives that he or she will enter into any "lock-up" or similar agreements requested by the Company in connection with any public offering of shares of the Company's stock.

         5. If, from time to time during the term of this Agreement, there is any stock dividend or stock split or other change in the character or amount of any of the outstanding securities of the Company, then, in such event, any and all new, substituted or additional securities to which Purchaser is entitled by reason of his or her ownership of Stock shall be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of this Agreement. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option shall be appropriately adjusted.

         6. All certificates representing any shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

            (a) "Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to an option, contained in a certain agreement between the record holder hereof and the corporation, a copy of which will be mailed to any holder of this certificate without charge within five (5) days of receipt by the corporation of a written request therefor."

            (b) "The securities represented by this certificate have not been registered under the Securities Act of 1933 and, accordingly, may not be offered for sale, sold or otherwise transferred except (i) upon effective registration of the securities represented by this certificate under the Securities Act of 1933, or (ii) upon acceptance by the issuer of an opinion of counsel in such form and by such counsel, or other documentation, as satisfactory to counsel for the issuer that such registration is not required."

            (c) Any legend required to be placed thereon by appropriate Blue Sky officials.

         7. Purchaser recognizes that the Company makes the sale of the Stock to Purchaser based upon the representations and warranties of Purchaser contained in this Agreement and hereby agrees to indemnify the Company, its directors and officers, and anyone acting on behalf of Purchaser, with respect to the sale of Stock, and to hold each such person harmless against all liabilities, costs, or expenses (including reasonable attorney's fees) arising by reason of, or in connection with, any misrepresentation or any breach of such warranties by Purchaser, or arising as a result of the sale or distribution of the Stock by Purchaser in violation of the Securities Act of 1933, as amended, the securities laws of the state of residence of the Purchaser, and any other applicable law.

         8. As security for Purchaser's faithful performance of the terms of this Agreement and to insure that the Stock will be available for delivery upon exercise of the Purchase Option as herein provided, Purchaser shall deliver to and deposit with the Treasurer of the Company, as Escrow Agent ("Escrow Agent"), two (2) Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit 1, together with the certificate or certificates evidencing the Stock; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser as set forth in Exhibit 2 attached hereto and incorporated by reference herein, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

         9. The Company shall not be required (i) to transfer on its books any shares of Stock of the Company that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         10. Subject to the provisions of this Agreement, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock subject to the Purchase Option.

         11. This Agreement shall terminate ten (10) years from the date hereof.

         12. The parties hereto shall execute such further instruments and take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         13. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his or her address set forth below his or her signature, on the books of the Company or at such other address as such party hereto may designate by ten (10) days' advance written notice to the other party hereto.

         14. This Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon Purchaser and his or her spouse and their respective heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                               TURBOWORX, INC.

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------



                                               PURCHASER:

                                               ---------------------------------

                                               Print Name:
                                                          ----------------------

                                               Address:
                                                       -------------------------

                                               ---------------------------------

                                    EXHIBIT 1

                                       TO

                           STOCK RESTRICTION AGREEMENT

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED ____________________ hereby sells, assigns and transfers unto _______________________, __________________ (_____) shares of
Common Stock of TurboWorx, Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No(s)._________, and does hereby irrevocably constitute and appoint _________________ his or her attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

                                         Dated:
                                               ---------------------------------

                                         Signature:
                                                   -----------------------------

                                         Print Name:
                                                    ----------------------------

                                    EXHIBIT 2

                                       TO

                           STOCK RESTRICTION AGREEMENT

                            JOINT ESCROW INSTRUCTIONS

                                                            ______________, 20__

Treasurer
TurboWorx, Inc.
3 Enterprise Drive, Suite 401
Shelton, CT 06484

Dear Treasurer:

         As Escrow Agent for both TurboWorx, Inc., a Delaware corporation, and ______________________ ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Restriction Agreement ("Agreement"), dated as of the date hereof, to which a copy of these Joint Escrow Instructions is attached as Exhibit 2, in accordance with the following instructions:

         1. In the event TurboWorx, Inc. and/or any assignee of TurboWorx, Inc. (referred to collectively for convenience herein as the "Company") shall elect to exercise the Purchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing thereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed to (a) date the stock assignments necessary for the transfer in question, (b) fill in the number of shares being transferred, and (c) deliver same, together with the certificate(s) evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check, by cancellation of indebtedness of Purchaser to the Company or both) for the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as referred to in the Agreement.
Purchaser does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state securities officials. Subject to the provisions of this Paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

         4. This escrow shall terminate upon termination of the Agreement in accordance with the provisions of Section 11 thereof.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under statutes of limitations with respect to these Joint Escrow Instructions on any documents deposited with you.

         11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint your successor as successor Escrow Agent.

         12.  If  you  reasonably  require  other  or  further   instruments  in
connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings, or you may, at your option, deposit all securities and other documents held by you pursuant hereto in any court of competent jurisdiction and institute an interpleader proceeding, whereupon you shall be relieved of all liabilities and obligations hereunder.

         14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days' advance written notice to each of the other parties hereto. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

                  COMPANY:                  TurboWorx, Inc.
                                            3 Enterprise Drive, Suite 401
                                            Shelton, CT 06484
                                            Attn: President

                  PURCHASER:
                                            --------------------------------

                                            --------------------------------

                                            --------------------------------


                  ESCROW AGENT:             Treasurer
                                            TurboWorx, Inc.
                                            3 Enterprise Drive, Suite 401
                                            Shelton, CT 06484

         15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         16. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and you may pay such counsel reasonable compensation therefor.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective Successors and permitted assigns.

                                            Very truly yours,

                                            TURBOWORX, INC.



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            PURCHASER:

                                            ------------------------------------

                                            Print Name:
                                                       -------------------------


                                            ACCEPTED BY:

                                            ESCROW AGENT


                                            By:
                                               ---------------------------------
                                                Treasurer